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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                    April 29, 1997
                                    --------------
                   Date of Report (Date of Earliest Event Reported)


                                      SC BANCORP
                                      ----------
                (Exact Name of Registrant As Specified In Its Charter)


                                      CALIFORNIA
                                      ----------
                    (State or Other Jurisdiction of Incorporation)


                  0-11046                             95-3585586
                  -------                             ----------
          (Commission File Number)        (IRS Employer Identification No.)


                                 3800 La Palma Avenue
                            Anaheim, California 92807-1798
                  --------------------------------------------------
                  (Address of Principal Executive Offices)(Zip Code)

                                    (714) 238-3110
                                    --------------
                 (Registrant's Telephone Number, including Area Code)


                                    NOT APPLICABLE
                                    --------------
            (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  Other Events.

         On April 29, 1997, SC Bancorp ("SCB") and Monarch Bancorp ("Monarch") executed an Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which SCB agreed, among other things, to merge with and into Monarch (the "Merger"). Under the terms of the Merger, each shareholder of SCB will receive shares in Monarch based upon a purchase price of $14.25 per share of SCB common stock and a floating exchange ratio for Monarch common stock within a market price ranging from $2.75 to $3.75 per share. The Merger is subject to
(i) receipt of regulatory and shareholder approvals, (ii) the listing by Monarch of its common stock on the NASDAQ National Market System, (iii) the closing of the pending acquisition by Monarch of California Commercial Bankshares, and (iv) other customary closing conditions. It is estimated that the Merger will be consummated by the end of the fourth quarter of 1997, subject to satisfaction of closing conditions.

         As contemplated by the Merger Agreement, SCB granted Monarch an option to acquire up to 19.9% of SCB's common stock under certain circumstances. In addition, each director of SCB entered into an agreement with Monarch pursuant to which each agreed, in his capacity as shareholder, to vote his shares in favor of the Merger.

Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

         (c)  Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K.

Exhibit
Number                       Description


 2.1 Agreement and Plan of Reorganization, dated as of April 29, 1997, by and between Monarch Bancorp and SC Bancorp.

10.1 Stock Option Agreement, dated as of April 29, 1997, between Monarch Bancorp and SC Bancorp.

10.2 Shareholder Agreement, dated as of April 29, 1997, by and between N. Keith Abbott and Monarch Bancorp.

10.3 Shareholder Agreement, dated as of April 29, 1997, by and between Robert C. Ball and Monarch Bancorp.

10.4 Shareholder Agreement, dated as of April 29, 1997, by and between Harold A. Beisswenger and Monarch Bancorp.


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10.5     Shareholder Agreement, dated as of April 29, 1997, by and between
         James E. Cunningham and Monarch Bancorp.

10.6 Shareholder Agreement, dated as of April 29, 1997, by and between William C. Greenbeck and Monarch Bancorp.

10.7 Shareholder Agreement, dated as of April 29, 1997, by and between Larry D. Hartwig and Monarch Bancorp.

10.8 Shareholder Agreement, dated as of April 29, 1997, by and between Irving J. Pinsky and Monarch Bancorp.

10.9     Shareholder Agreement, dated as of April 29, 1997, by and between Peer
         A. Swan and Monarch Bancorp.

10.10 Shareholder Agreement, dated as of April 29, 1997, by and between Donald E. Wood and Monarch Bancorp.

99.1     Joint Press Release of Monarch Bancorp and SC Bancorp, dated
         April 29, 1997.


                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  May 5, 1997


                                  SC BANCORP



                                  By: /s/ Bruce W. Roat
                                      -------------------------------

                                      Name:  Bruce W. Roat
                                      Title: Executive Vice President
                                             and Chief Financial Officer



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                                    EXHIBIT INDEX



Exhibit
Number                       Description


 2.1 Agreement and Plan of Reorganization, dated as of April 29, 1997, by and between Monarch Bancorp and SC Bancorp.

10.1 Stock Option Agreement, dated as of April 29, 1997, between Monarch Bancorp and SC Bancorp.

10.2 Shareholder Agreement, dated as of April 29, 1997, by and between N. Keith Abbott and Monarch Bancorp.

10.3 Shareholder Agreement, dated as of April 29, 1997, by and between Robert C. Ball and Monarch Bancorp.

10.4 Shareholder Agreement, dated as of April 29, 1997, by and between Harold A. Beisswenger and Monarch Bancorp.

10.5 Shareholder Agreement, dated as of April 29, 1997, by and between James E. Cunningham and Monarch Bancorp.

10.6 Shareholder Agreement, dated as of April 29, 1997, by and between William C. Greenbeck and Monarch Bancorp.

10.7 Shareholder Agreement, dated as of April 29, 1997, by and between Larry D. Hartwig and Monarch Bancorp.

10.8 Shareholder Agreement, dated as of April 29, 1997, by and between Irving J. Pinsky and Monarch Bancorp.

10.9     Shareholder Agreement, dated as of April 29, 1997, by and between Peer
         A. Swan and Monarch Bancorp.

10.10 Shareholder Agreement, dated as of April 29, 1997, by and between Donald E. Wood and Monarch Bancorp.

99.1     Joint Press Release of Monarch Bancorp and SC Bancorp, dated
         April 29, 1997.



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